Home Bancorp, Inc. 2022 Investor Presentation

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) the COVID-19 pandemic; (9) cyber incidents or other failures, disruptions or security beaches; or (10) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made.. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2022. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses, PPP income, provision for credit losses, loan discount accretion and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. Forward Looking Statements | 2

Our Company Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ Global) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across south LA, western MS and Houston Highlights: • Total Assets: $3.2 billion at December 31, 2022 • Market Cap: $315 million at January 27, 2023 • Ownership (S&P Global as of January 27, 2023) • Institutional: 40% • Insider/ESOP: 14% • Completed the acquisition of Friendswood Capital Corporation, the former holding company of Texan Bank, N.A. on March 26, 2022 | 3 ◦ Total Assets of $414.4 million ◦ Total Loans of $318.9 million ◦ Total Deposits of $368.0 million

Quarterly Financial Highlights

Home Bancorp, Inc.

(dollars in thousands, except per share data)	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022
Profitability						
Net income	$ 15,059	$ 10,238	$ 4,401	$ 8,461	$ 10,434	$ 10,776
Diluted EPS	1.79	1.23	0.53	1.03	1.28	1.32
ROA	2.17 %	1.38 %	0.60 %	1.03 %	1.27 %	1.35 %
ROE	17.5	11.7	5.1	10.2	12.4	13.2
ROATCE(1)	21.7	14.5	6.5	14.4	17.3	18.8
Efficiency ratio	50.5	63.9	67.8	66.1	58.5	57.8
Provision (reversal) for loan losses	$ (2,385)	$ (2,648)	$ 3,215	$ 591	$ 1,696	$ 1,987
Adjusted pre-tax income(1)	9,336	8,119	8,278	11,924	14,390	14,932
Balance Sheet						
Assets	$ 2,763,466	$ 2,938,244	$ 3,332,228	$ 3,362,216	$ 3,167,666	$ 3,228,280
Loans	1,875,176	1,840,093	2,157,969	2,224,655	2,303,279	2,430,750
PPP loans	95,560	43,637	22,759	12,083	7,094	6,692
Loans excluding PPP loans	1,779,616	1,796,456	2,135,210	2,212,572	2,296,185	2,424,058
Cash and cash equivalents	413,694	601,443	548,019	444,151	150,556	87,401
Allowance for loan losses	(24,149)	(21,089)	(26,731)	(26,020)	(27,351)	(29,299)
Total deposits	2,365,717	2,535,849	2,941,179	2,920,376	2,738,424	2,633,181
Per Share Data						
Share price	$ 38.68	$ 41.51	$ 40.79	$ 34.13	$ 38.99	$ 40.03
Book value	40.38	41.27	39.93	39.44	38.27	39.82
Tangible book value(1)	33.08	34.00	29.57	28.86	27.66	29.20
Price / tangible book balue per share	117 %	122 %	138 %	118 %	141 %	137 %
Dividend paid	$ 0.23	$ 0.23	$ 0.23	$ 0.23	$ 0.23	$ 0.24

(1) See appendix for reconciliation of Non-GAAP items.

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Asset Growth Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank March 2010 $199 FDIC-assisted 6 All Cash Guaranty Savings Bank July 2011 257 95% 5 All Cash Britton & Koontz Bank February 2014 301 90% 8 All Cash Bank of New Orleans September 2015 346 126% 4 All Cash St. Martin Bank & Trust December 2017 597 183% 12 ~80% Stock, 20% Cash(1) Texan Bank March 2022 $416 144% 5 All Cash H om e B an k To ta l A ss et s ($ in m ill io ns ) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 500 1,000 1,500 2,000 2,500 3,000 3,500 (1) Cash is comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. Statewide Bank Guaranty Savings Bank Britton & Koontz Bank Bank of New Orleans St. Martin Bank & Trust CAGR = 13.8% as of December 31, 2022 | 5 Texan Bank

Texan Bank Acquisition Update 6 Timeline • Announced – 12/15/2021 • Legal – 3/26/2022 • Conversion – 6/25/2022 101 days 91 days Consideration & Forecast Metrics • 100% cash - $67MM deal value • 3.5 year TBV payback • 14% accretive to EPS in year 1 ◦ > 20% thereafter • Projected 10% loan growth Acquired Assets • $319MM of Loans • $368MM of Deposits ◦ DDA = $98MM ◦ CDs = $121MM ◦ Other interest bearing NMD’s = $149MM • $10.2MM of Non-accruing loans (3.2% of loans) ◦ Recorded as PCD loans with $1.4 reserve Exceeding expectations through 12/31/2022 • HBCP Adjusted Pre-tax earnings growth (1) ◦ Q3 2022 YOY % change = 54% ◦ Q4 2022 YOY % change = 84% • 21% annualized loan growth ◦ $51MM increase • Successfully retained talented employees ◦ CEO (Houston Market President) ◦ President ◦ All commercial bankers • Improving credit quality ◦ $2.5MM non-accruing loans down $5.5MM • Restructure funding base: ◦ $265MM as of Q4 2022 ($103MM decline) ◦ Maintaining DDA relationships ◦ CDs down $52MM ◦ MMDA down $43MM Continued Focus • Employee Recruitment • Continued market expansion • Branch network evaluation • Expand treasury management services(1) See appendix for reconciliation of Non-GAAP items

($ in millions) $7.3 $9.9 $12.6 $16.0 $16.8 $31.6 $27.9 $24.8 $48.6 $34.1 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $0 $10 $20 $30 $40 $50 $60 Net Income test $1.06 $1.42 $1.79 $2.25 $2.28 $3.40 $3.05 $2.85 $5.77 $4.16 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Diluted EPS Earnings | 7

Profitability 1.04 1.46 1.27 0.99 1.76 1.07 1.58 1.86 1.61 1.50 1.36 1.57 GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 2022 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 8.6 10.9 9.0 7.8 14.4 10.2 13.1 13.9 11.3 11.0 10.5 14.8 GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 2022 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 9.7 14.8 11.8 10.2 18.0 13.9 14.2 18.0 14.3 13.8 12.8 19.5 ROATCE ROATCE - Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 2022 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% Return on Tangible Common Equity 59.3 60.0 63.3 59.1 57.1 62.1 61.1 59.6 63.5 63.8 64.8 61.2 GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 2022 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 8

Steady Organic Loan Growth (excludes acquisition accounting) Lo an B al an ce O ut st an di ng ($ in m ill io ns ) Originated Acquired PPP Loans Originated growth % (annualized & excluding PPP) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 — 500 1,000 1,500 2,000 2,500 3,000 24% 13% 18% 19% 11% 12% 6% 16% 15% 12% 10% 26% CAGR Excluding PPP Loans: Total Loan CAGR = 15% Originated Loan CAGR = 13% | 9 7%

Loan Portfolio Excluding PPP Loans as of December 31, 2022 CRE, 52% 1-4 Mortgage, 16% C&I, 15% C&I, 13% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 31% New Orleans, 28% Houston, 15% Northshore, 13% Baton Rouge, 11% Mississippi, 2% | 10 CRE Loan Portfolio • Owner Occupied - 57% • Non-owner Occupied - 43% Texan Bank acquired $318.9 million loans • 76% - CRE loans • 10% - C&I loans 2022 annualized growth rate • Houston market - 21% • Other markets - 15%

($ in m ill io ns ) $17.9 $4.6 $12.7 $(2.3) $(10.2) $(1.7) $1.4 $3.8 $3.7 $(0.7) $22.5 $33.0 $21.1 $29.3 Dec 2019 CECL Impact Day 1 ALL Provision Net Charge- offs Dec 2020 Provision Net Charge- offs Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision (reversal) Net Charge- offs 12/22 $0 $10 $20 $30 $40 • Day 1 ALL / total loans = 1.31% • Acquired $10.2 million of Texan Bank nonperforming loans • ALL / total loans on Texan non-PCD loans = 1.23% Changes in ALL CECL Adoption 2021 (dollars in thousands) 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 Total Loans $ 1,840,093 $ 2,157,969 $ 2,224,655 $ 2,303,279 $ 2,430,750 Less: PPP Loans 43,637 22,759 12,083 7,094 6,692 Loans Excluding PPP Loans $ 1,796,456 $ 2,135,210 $ 2,212,572 $ 2,296,185 $ 2,424,058 Nonperforming Loans $ 13,275 $ 21,113 $ 18,505 $ 17,083 $ 10,515 ALL / Total Loans 1.15% 1.24% 1.17% 1.19% 1.21 % ALL / Loans Excluding PPP 1.17% 1.25% 1.18% 1.19% 1.21 % ALL / NPL's 159% 127% 141% 160% 279 % ALL / Assets 0.72% 0.80% 0.77% 0.86% 0.91% | 11 2022

Credit Quality Trends 1.07 1.16 1.21 1.30 0.77 0.49 0.34 0.84 1.01 0.72 0.75 0.40 0.28 0.14 NPAs / Total Assets Originated NPAs / Total Assets 2016 2017 2018 2019 2020 2021 2022 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% NPAs / Assets title 0.02 0.00 0.15 0.09 0.12 0.09 0.03 2016 2017 2018 2019 2020 2021 2022 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 75 57 63 63 165 146 267 ALL / NPAs 2016 2017 2018 2019 2020 2021 2022 0.0% 100.0% 200.0% 300.0% ALL / NPAs 0.94 1.74 1.94 1.73 1.03 0.83 0.41 0.64 0.82 0.87 1.32 0.74 0.57 0.32 Past Due Loans / Loans Originated Past Due / Originated Loans 2016 2017 2018 2019 2020 2021 2022 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due | 12

Acadiana 54% New Orleans 15% Northshore 10% Houston 10% Mississippi, 7% Baton Rouge, 4% Deposits $ in m ill io ns 25% 25% 24% 28% 30% 34% 26% 27% 28% 29% 31% 25% 16% 17% 15% 15% 15% 16% 21% 20% 22% 17% 13% 13% 12% 11% 11% 11% 11% 12% Demand deposits NOW Money Market Certificates of deposit Savings Balance 2017 2018 2019 2020 2021 2022 $1,000 $1,500 $2,000 $2,500 $3,000 ($ in thousands) Change 12/31/21 9/30/22 12/31/22 QoQ YTD Demand Deposits $ 766,385 $ 921,089 $ 904,301 $ (16,788) $ 137,916 Savings 285,728 325,594 305,871 (19,723) 20,143 Money Market 371,478 452,474 423,990 (28,484) 52,512 NOW 792,919 686,592 663,574 (23,018) (129,345) CDs 319,339 352,675 335,445 (17,230) 16,106 Total Deposits $ 2,535,849 $ 2,738,424 $ 2,633,181 $ (105,243) $ 97,332 • $368.0 million deposits acquired from Texan Bank. • $119.6 million, or 38% of the deposits acquired were in CD's. • At December 31, 2022, $259.1 million in CDs mature within 12 months. | 13

Yields 4.11 4.14 3.75 4.16 3.53 3.39 3.76 4.11 4.38 4.06 3.88 3.71 3.64 3.29 3.31 3.73 4.11 4.39 NIM NIM Excl. PPP 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 3.00% 3.50% 4.00% 4.50% NIM (TE)(1) 5.20 5.21 4.95 5.60 5.12 4.88 4.94 5.17 5.43 5.31 5.03 5.06 5.00 4.83 4.79 4.91 5.17 5.44 Loan Yield Loan Yield Excl. PPP 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 4.50% 5.00% 5.50% 6.00% Yield on Loans(1) 0.53 0.46 0.39 0.31 0.26 0.24 0.25 0.46 0.70 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 0.0% 0.3% 0.5% 0.8% Cost of Interest-Bearing Liabilities • NIM increased 28 bps (excluding PPP) for the quarter ended December 2022. • Subordinated debt issued in aggregate totaling $55 million at 5.75% on June 30, 2022. Debt was recorded net of issuance costs of $1.1 million. | 14 (1) See appendix for reconciliation of Non-GAAP items.

Interest Rate Risk Rate Shock 1 Year % Change in NII -100 (2.4)% +100 1.9% +200 3.7% +300 5.3% Percent (%) of assets 2019 2022 Cash 2 3 Investments 12 15 Loans, excluding PPP 78 75 Other Assets 8 7 NMD - noninterest-bearing 20 28 NMD - interest-bearing 45 43 CDs 18 10 Total Deposits 83 82 Advances 2 5 Subordinated Debt — 2 Other 1 1 Equity 14 10 • Significant increase in Cash allocation • Investment Portfolio effective duration = 4.5 • 32% of loan portfolio is variable • Loan portfolio effective duration ~ 2.5 (based on management estimates) • Consistent NMD deposit beta during previous Fed Funds rate cycles ◦ 31% during previous full Fed Funds hike ◦ 31% during previous full Fed Funds decline ◦ 6% in Current 2022 Fed Fund cycle • Strong Growth in noninterest-bearing deposits | 15

Noninterest Income & Expense 0.62 0.62 0.62 0.57 0.54 0.44 2017 2018 2019 2020 2021 2022 0.40% 0.50% 0.60% 0.70% 0.80% Noninterest Income(1) /Assets 2.79 2.83 2.87 2.53 2.41 2.51 2017 2018 2019 2020 2021 2022 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) /Assets (1) Excludes noncore items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Service fees and charges $ 1,224 $ 1,165 $ 1,257 $ 1,300 $ 1,198 Bank card fees 1,519 1,454 1,636 1,623 1,566 Gain on sale of loans 376 299 264 78 22 Loss on sale of assets (44) 5 (6) 18 9 Other 459 463 535 455 544 Total noninterest income $ 3,534 $ 3,386 $ 3,686 $ 3,474 $ 3,339 (dollars in thousands) 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Compensation $ 9,991 $ 10,159 $ 12,583 $ 12,128 $ 12,880 Data processing 2,237 2,195 2,533 2,284 2,295 Occupancy 1,824 1,803 2,354 2,297 2,261 Provision for unfunded 15 302 — 146 (170) Other 3,950 3,781 4,295 3,868 3,911 Total noninterest expense $ 18,017 $ 18,240 $ 21,765 $ 20,723 $ 21,177 Merger expenses 299 328 1,583 60 — Noninterest expense excluding provision for unfunded and merger expenses $ 17,703 $ 17,610 $ 20,182 $ 20,517 $ 21,347 | 16

| 17 Total Return (Daily %) - 3 Years Total Return (Monthly %) - Since 2008 HBCP Stock Performance (as of January 27, 2023) | 17 HBCP-Total Return (Monthly)(%) S&P United States BMI Banks Index-Total Return (Monthly)(%) ISTR-Total Return (Monthly)(%) BFST-Total Return (Monthly)(%) FGBI-Total Return (Monthly)(%) HWC-Total Return (Monthly)(%) 1/20 4/20 7/20 10/20 12/20 3/21 6/21 9/21 11/21 2/22 5/22 8/22 11/22 1/23 -100 -50 0 50 100 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 -200 0 200 400 600

Capital $0.30 $0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.93 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 2020 2021 2022 $0.00 $0.25 $0.50 $0.75 $1.00 Dividends Per Share 11.2 9.7 9.8 10.4 15.3 15.2 15.9 13.6 Tier 1 leverage capital Total risk-based capital 2019 2020 2021 2022 0.00% 5.00% 10.00% 15.00% 20.00% Capital Ratios (Bank only) Share Repurchase Activity | 18 • Quarterly dividend increased to $0.25 in 1Q 2023 Year # Shares Average Price Cash Utilized 2020 530,504 $ 26.41 $ 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 $ 11,333,399 Share repurchase activity 1,064,866 $ 32.16 $ 34,245,413 (dollars in millions) TBV % Accretive / Dilutive 12/31/2021 $ 290.0 Net Income 34.1 11.8 % Change in OCI -40.1 (13.8) % Intangibles Acquired * -26.0 (9.0) % Other 3.1 1.1 % Dividends -7.8 (2.7) % Share buybacks -11.3 (3.9) % 12/31/2022 $ 242.0 (16.5) %• As of January 27, 2023 ~ 195,718 shares remaining in 2021 Repurchase Plan.

Investment Perspective Strong earnings and shareholder returns Conservative, well-managed credit culture Well capitalized with capacity for continued growth Market disruption creates new opportunities Disciplined acquirer Insider owners committed to continual improvement | 19

WE ARE ONE TEAM, CREATING EXCEPTIONAL CUSTOMER EXPERIENCES | 20

(dollars in thousands, except per share data) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Total shareholders' equity $ 344,149 $ 351,903 $ 337,504 $ 329,124 $ 316,656 $ 329,954 Less: intangible assets 62,229 61,949 87,569 88,309 87,839 87,973 Non-GAAP tangible shareholders' equity $ 281,920 $ 289,954 $ 249,935 $ 240,815 $ 228,817 $ 241,981 Reported net income $ 15,059 $ 10,238 $ 4,401 $ 8,461 $ 10,434 $ 10,776 Add: amortization CDI, net tax 230 221 199 359 358 350 Non-GAAP tangible net income $ 15,289 $ 10,459 $ 4,600 $ 8,820 $ 10,792 $ 11,126 Return on average equity 17.5% 11.7% 5.1% 10.2% 12.4% 13.2 % Add: intangible assets 4.2 2.8 1.4 4.2 4.9 5.6 Non-GAAP return on tangible common equity 21.7% 14.5% 6.5% 14.4% 17.3% 18.8 % Book value per share $ 40.38 $ 41.27 $ 39.93 $ 39.44 $ 38.27 $ 39.82 Less: intangible assets 7.30 7.27 10.36 10.58 10.61 10.62 Non-GAAP tangible book value per share $ 33.08 $ 34.00 $ 29.57 $ 28.86 $ 27.66 $ 29.20 | 21 Appendix (non-GAAP reconciliation)

Appendix

(non-GAAP reconciliation)

(dollars in thousands)	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022
Reported net income	$ 15,059	$ 10,238	$ 4,401	$ 8,461	$ 10,434	$ 10,776
Less: PPP loan income	4,742	2,201	799	402	132	26
Less: BOLI benefitt	1,717	—	—	—	—	—
Less: gain (loss) on sale of assets	(3)	(44)	5	(6)	18	9
Less: loan discount accretion	585	484	457	879	847	750
Add: (Reversal) provision for loan losses	(2,385)	(2,648)	3,215	591	1,696	1,987
Add: provision for credit losses on unfunded commitments	—	15	302	—	146	(170)
Add: CDI amortization	291	279	252	454	453	443
Add: merger-related expenses	—	299	328	1,583	60	—
Add: income tax expense	3,412	2,577	1,041	2,110	2,598	2,681
Adjusted pre-tax income [(1)]	$ 9,336	$ 8,119	$ 8,278	$ 11,924	$ 14,390	$ 14,932
Average total loans	$1,896,808	$1,856,814	$1,862,616	$2,190,721	$2,265,846	$2,374,065
Less: average PPP loans	144,626	67,198	31,326	15,463	9,431	6,883
Average total loans excluding PPP loans	$1,752,182	$1,789,616	$1,831,290	$2,175,258	$2,256,415	$2,367,182
Loan yield	5.60 %	5.12 %	4.88 %	4.94 %	5.17 %	5.43 %
Negative (positive) impact of PPP loans	(0.60)	(0.29)	(0.09)	(0.03)	—	0.01
Loan yield excluding PPP loans	5.00 %	4.83 %	4.79 %	4.91 %	5.17 %	5.44 %
Net interest margin	4.16 %	3.53 %	3.39 %	3.76 %	4.11 %	4.38 %
Negative (positive) impact of PPP loans	(0.52)	(0.24)	(0.08)	(0.03)	—	0.01
Net interest margin excluding PPP loans	3.64 %	3.29 %	3.31 %	3.73 %	4.11 %	4.39 %

(1) Adjusted pre-tax income - removes the impact of one-time items, PPP income, provision for credit losses, loan discount accretion and CDI

22

Appendix

(non-GAAP reconciliation)

(dollars in thousands)	2017	2018	2019	2020	2021	2022
Total shareholders' equity	$ 277,871	$ 304,040	$ 316,329	$ 321,842	$ 351,903	$ 329,954
Less: intangible assets	68,033	66,055	64,472	63,112	61,949	87,973
Non-GAAP tangible shareholders' equity	$ 209,838	$ 237,985	$ 251,857	$ 258,730	$ 289,954	$ 241,981
Reported net income	$ 16,824	$ 31,590	$ 27,932	$ 24,765	$ 48,621	$ 34,072
Add: amortization CDI, net tax	496	1,458	1,251	1,074	919	1,266
Non-GAAP tangible income	$ 17,320	$ 33,048	$ 29,183	$ 25,839	$ 49,540	$ 35,338
Return on average equity	8.6 %	10.9 %	9.0 %	7.8 %	14.4 %	10.2 %
Add: intangible assets	1.1	3.9	2.8	2.4	3.6	3.7
Non-GAAP return on tangible common equity	9.7 %	14.8 %	11.8 %	10.2 %	18.0 %	13.9 %
Originated loans	$ 941,922	$ 1,095,160	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,961,425
Acquired loans	715,873	554,594	463,160	354,815	246,324	469,325
Total loans	$ 1,657,795	$ 1,649,754	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,430,750
Originated NPAs	$ 22,523	$ 15,526	$ 16,421	$ 10,353	$ 8,348	$ 4,489
Acquired NPAs	3,238	10,444	12,121	9,628	6,116	6,487
Total NPAs	$ 25,761	$ 25,970	$ 28,542	$ 19,981	$ 14,464	$ 10,976
Originated past due loans	$ 7,685	$ 9,549	$ 16,541	$ 12,070	$ 9,071	$ 6,215
Acquired past due loans	21,120	22,493	13,098	8,335	6,146	3,683
Total past due loans	$ 28,805	$ 32,042	$ 29,639	$ 20,405	$ 15,217	$ 9,898
Average assets	$ 1,615,738	$ 2,160,942	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,178,862
Less: average PPP loans	—	—	—	169,665	169,149	15,691
Average assets excluding PPP loans	$ 1,615,738	$ 2,160,942	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,163,171

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Appendix

(non-GAAP reconciliation)

Home HB Bancorp, Inc.

(dollars in thousands)	2017	2018	2019	2020	2021	2022
Reported noninterest income	$ 9,962	$ 13,447	$ 14,415	$ 14,305	$ 16,271	$ 13,885
Less: BOLI benefit	—	—	1,194	—	1,717	—
Less: gain (loss) on sale of assets	(69)	—	(347)	—	(504)	26
Non-GAAP noninterest income	$ 10,031	$ 13,447	$ 13,568	$ 14,305	$ 15,058	$ 13,859
Reported noninterest expense	$ 46,177	$ 63,225	$ 63,605	$ 62,981	$ 66,982	$ 81,905
Less: lease termination	—	—	291	—	—	—
Less: severance pay	—	—	287	—	—	—
Less: merger-related expenses	1,086	2,010	—	—	299	1,971
Non-GAAP noninterest expense	$ 45,091	$ 61,215	$ 63,027	$ 62,981	$ 66,683	$ 79,934
Reported net income	$ 16,824	$ 31,590	$ 27,932	$ 24,765	$ 48,621	$ 34,072
Less: PPP loan income	—	—	—	5,895	13,208	1,359
Less: Write of FDIC loss share receivable	—	—	(680)	—	—	—
Less: BOLI benefit	—	—	1,194	—	1,717	—
Less: gain (loss) on sale of assets	(69)		(347)	—	(504)	26
Less: loan discount accretion	5,342	5,805	3,503	4,097	2,361	2,933
Add: provision (reversal) for loan losses	2,317	3,943	3,014	12,728	(10,161)	7,489
Add: provision for credit losses on unfunded commitments	—	—	—	—	390	278
Add: CDI amortization	763	1,845	1,583	1,360	1,163	1,602
Add: income tax expense	9,772	6,695	5,860	6,042	11,818	8,430
Add: lease termination	—	—	291	—	—	—
Add: severance pay	—	—	287	—	—	—
Add: merger-related expenses	1,086	2,010	—	—	299	1,971
Adjusted pre-tax income (1)	$ 25,489	$ 40,278	$ 35,297	$ 34,903	$ 35,348	$ 49,524

(1) Adjusted pre-tax income - removes the impact of one-time items, PPP income, provision for credit losses, loan discount accretion and CDI

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